UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Amended & Restated Contribution Agreement – Courtyard El Paso Airport – El Paso, Texas

As previously disclosed in a Current Report on Form 8-K filed by Lodging Fund REIT III, Inc. (the “Company”) on October 26, 2021, the Company, through its operating partnership subsidiary Lodging Fund REIT III OP, LP (the “Operating Partnership”), entered into a Contribution Agreement with ELP MC Ventures, LLC (the “Contributor”), dated as of October 20, 2021 (“the Contribution Agreement”), pursuant to which the Contributor agreed to contribute the 90-room Courtyard El Paso Airport hotel in El Paso, Texas (the “Hotel Property”) to the Operating Partnership.  The Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC (the “Advisor”), the Company’s external advisor. On February 8, 2022, the Operating Partnership and the Contributor entered into an Amended & Restated Contribution Agreement (the “Amended & Restated Contribution Agreement”) which amended and restated the Contribution Agreement. The aggregate contractual consideration under the Amended & Restated Contribution Agreement is $15,210,000 plus closing costs, subject to adjustment as provided in the Amended & Restated Contribution Agreement. The consideration consists of a new loan by subsidiaries of the Operating Partnership with Legendary A-1 Bonds, LLC (the “Lender”) of $9,990,000 secured by the Hotel Property (described in Item 2.03 below), the issuance by the Operating Partnership of 460,000 Common Limited Units of the Operating Partnership, and the payment by the Operating Partnership of $620,000 in cash. A portion of the Common Limited Units was placed in trust, and the distributions payable with respect to such trust units are dependent upon the satisfaction of certain performance metrics by the Hotel Property.

Acquisition of Courtyard El Paso Airport

On February 8, 2022, the Contributor contributed the Hotel Property to the Operating Partnership for the contribution consideration described above. The Company funded the acquisition of the Hotel Property with proceeds from the Company’s ongoing private offering, Common Limited Units issued to the Contributor as described above, and an assumed loan secured by the Hotel Property (described above and discussed in more detail in Item 2.03 below).

Management of Courtyard El Paso Airport

On February 8, 2022, the Company, through its subsidiary LF3 El Paso Airport TRS, LLC (the “TRS Subsidiary”) entered into a management agreement with Aimbridge Hospitality, LLC (“Aimbridge”) (the “Aimbridge Management Agreement”), to provide property management and hotel operations management services for the Hotel Property. The Aimbridge Management Agreement has an initial term of five years after its effective date, which automatically renews for successive one-year periods, unless terminated in accordance with its terms. Pursuant to the Aimbridge Management Agreement, the TRS Subsidiary agrees to pay to Aimbridge a management fee equal to 3.0% of total revenues, an accounting fee of $3,000 for accounting services, payable monthly, which amount will increase annually by 3% on January 1 of each fiscal year beginning on January 1, 2023. Aimbridge will also receive additional fees of $2,550 per month for customized accounting services, revenue management and digital marketing, which amount will increase annually by 3% on January 1 of each fiscal year beginning on January 1, 2023. Aimbridge may also receive incentive management fees if certain performance metrics are achieved.  The TRS Subsidiary also reimburses Aimbridge for certain costs of operating the property incurred on behalf of the Company.  All reimbursements are paid to Aimbridge at cost. The Aimbridge Management Agreement may be terminated upon the occurrence of an Event of Default (as defined in the Aimbridge Management Agreement), subject in certain cases to applicable notice and cure periods as described in the Aimbridge Management Agreement.  The TRS Subsidiary may terminate the Aimbridge Management Agreement in connection with the sale of the Hotel Property upon at least ninety days’ written notice to Aimbridge and the payment of a termination fee, the amount of which varies depending on the timing of such termination.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

On February 8, 2022, in connection with the contribution of the Hotel Property to the Operating Partnership, and pursuant to the Loan Agreement, dated as of February 8, 2022 (the “Loan Agreement”), the LF3 El Paso Airport, LLC and TRS Subsidiary (collectively, the “Borrower”) entered into a new $9.99 million loan with Legendary A-1 Bonds, LLC, (the “Lender”), which is secured by the Hotel Property (the “Courtyard El Paso Loan”). The Lender is an affiliate of the Advisor, which is owned by Norman Leslie and Corey Maple, each a director and executive officer of the Company and principal of the Advisor. The Courtyard El Paso Loan is evidenced by a promissory note and has a fixed interest rate of 7.0% per annum.  The Courtyard El Paso Loan matures February 7, 2023, which may be extended by the Borrower for an additional one-year term upon satisfaction of certain conditions contained in the Loan Agreement, including no then-existing event of default. The Courtyard El Paso Loan requires monthly payments of interest-only throughout the term, with the outstanding principal and interest due at maturity. The Borrower has the right to prepay the Courtyard El Paso Loan in full at any time without a fee.

The Loan Agreement contains customary events of default, including payment defaults.  If an event of default occurs under the Loan Agreement, the Lender may accelerate the repayment of amounts outstanding under the Loan Agreement and exercise other remedies subject, in certain instances, to the expiration of applicable cure periods.

Pursuant to the Loan Agreement, the Operating Partnership entered into a Guaranty (the “OP Guaranty”) with the Lender to guarantee payment when due of the loan amount and the performance of the agreements of Borrower contained in the loan documents, as further described in the OP Guaranty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: February 14, 2022	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary